UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 26, 2020

Date of Report (Date of earliest event reported)

EMPIRE POST MEDIA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55962	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2620 Regatta Drive, Suite 102 Las Vegas, Nevada	89128
(Address of principal executive offices)	(Zip Code)

(818) 424-6567

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

SECTION 8 - Other Events Item 8.01 Other Events.

ITEM 8.01 Other Events.

The Company has decided that the financial statements and notes thereto contained in the mandatory quarterly filings listed below cannot be relied upon based upon the fact the previous management did not properly restate these filings. It is the Company’s intent to file amendments to each of the listed mandatory filings which will be reviewed and restated as soon as possible.

Form 10- K Annual Report for Fiscal Year ended November 2018 and 2017

Form 10-Q Quarterly Report for first quarter ended February 28, 2019

Form 10-Q Quarterly Report for second quarter ended May 31, 2019

Form 10-Q Quarterly Report for third quarter ended August 31, 2019

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not Applicable

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE POST MEDIA, INC.

DATE: February 26, 2020	By:	/s/ William Sawyer
	Name:	William Sawyer
	Title:	President and Chief Operating Officer